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                                                                   Exhibit 10.79

                                                                LOAN NO. 6518303


                                PAYMENT GUARANTY

     THIS PAYMENT GUARANTY ("GUARANTY"), dated as of March 26, 2004, by INLAND WESTERN SEVERN, L.L.C., a Delaware limited liability company, having an address of 2901 Butterfield Road, Oak Brook, Illinois 60523 ("GUARANTOR"), in favor of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation, its successors, participants and assigns ("LENDER").

                                    RECITALS:

     WHEREAS, John Hancock Life Insurance Company, a Massachusetts corporation has agreed to make a loan (the "LOAN") in the original principal amount of Six Million Sixty-Seven Thousand One Hundred Eighty-Three and No/100 Dollars ($6,067,183.00) (the "LOAN AMOUNT") to Inland Western Severn NB, L.L.C., a Delaware limited liability company (the "BORROWER"); and

     WHEREAS, said Loan is to be evidenced by that certain Promissory Note of even date herewith payable to the order of Lender in the original principal sum of Six Million Sixty-seven Thousand One Hundred Eighty-three and No/100 Dollars ($6,067,183.00) (as may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof, the "Note"). The Note bears interest at the rate and is payable in the manner provided therein; and

     WHEREAS, it was a condition of Lender's agreement to make the Loan that the Guarantor be secondarily liable for and personally guarantee the payment of the indebtedness represented by the Note upon the terms and conditions as are hereinafter set forth; and

     WHEREAS, it was a further condition of Lender's agreement to make the Loan that this Guaranty be secured by an Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (the "DEED OF TRUST") on certain real estate owned by Guarantor and located in Anne Arundel County, Maryland, together with all existing improvements constructed thereon, said property being particularly described in said Deed of Trust (the "TRUST PROPERTY"), and an Indemnity Assignment of Leases and Rents of even date herewith (the "ASSIGNMENT") (the Note, this Guaranty, the Deed of Trust, the Assignment and all other instruments or agreements evidencing, guarantying and/or securing the indebtedness evidenced by the Note or any guaranties of the Note are hereinafter collectively referred to as the "UNDERLYING INSTRUMENTS"); and

     WHEREAS, Guarantor is the sole member of Borrower and is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee payment of the indebtedness represented by the Note and the performance of any and all other liabilities and obligations of Borrower and Guarantor under the Underlying Instruments upon the terms and conditions as are hereinafter forth.

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                                                                LOAN NO. 6518303


     NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with Lender as follows:

     1. The Guarantor absolutely, irrevocably and unconditionally guarantees to the Lender payment when due (whether by acceleration or otherwise) of the principal of, interest on, and premium, if any, under the Note and the full, faithful and timely performance of any and all other liabilities and obligations of Borrower whether now existing or hereafter incurred under the Underlying Instruments (all of which payments, and liabilities and obligations are hereinafter collectively referred to as the "GUARANTEED OBLIGATIONS").

     2. This Guaranty is secured by the Deed of Trust and the Assignment and by certain of the other Underlying Instruments.

     3. The Guarantor absolutely, irrevocably and unconditionally waives notice of acceptance of this Guaranty and notice of any payment, liability or obligation to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of such liabilities under this Guaranty or any of the Underlying Instruments creating the Guaranteed Obligations and any suit or taking other action by the Lender against, and any other notice to, any party liable thereon or any property which may be security therefor.

     4. The Lender may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring any responsibility to the Guarantor and without impairing or releasing any of the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

     (a) renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon this Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

     (b) sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof pursuant to and in accordance with the Underlying Instruments;

     (c) exercise or refrain from exercising any rights against Borrower or any other person (including the Guarantor) or otherwise act or refrain from acting with regard to the Underlying Instruments, Guaranteed Obligations or this Guaranty;

     (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly

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                                                                LOAN NO. 6518303


in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than the Lender and the Guarantor;

     (e) apply, in accordance with the provisions of the Underlying Instruments, any sums in whatever manner paid or realized to any liability or liabilities of Borrower or Guarantor to the Lender regardless of what liability or liabilities of Borrower or Guarantor remain unpaid;

     (f) consent to or waive any breach of or any act, omission or default under the Underlying Instruments or otherwise amend, modify or supplement any of such instruments or agreements; and/or

     (g) sell, convey or assign all or any part of Lender's interest in this Guaranty and the Underlying Instruments.

     5. No invalidity, irregularity or unenforceability of all or any part of the Underlying Instruments, the Guaranteed Obligations or this Guaranty, or of any security therefor, shall affect, impair or constitute a defense to this Guaranty. This Guaranty is a direct and primary obligation of the Guarantor, and Guarantor's obligations hereunder are not as a surety. This is a guaranty of payment and performance, and not merely a guaranty of collection.

     6. (a) Notwithstanding any provision to the contrary contained in the Underlying Instruments or this Guaranty, the Guarantor hereby unconditionally and irrevocably waives (i) any and all rights of subrogation (whether arising under contract, 11 U.S.C. Section 509 or otherwise), to the claims, whether existing now or arising hereafter, the Lender may have against the Borrower, and
(ii) any and all rights of reimbursement, contribution or indemnity against the Borrower or any future Guarantors of any obligations under the Underlying Instruments) which may have heretofore arisen or may hereafter arise in connection with any guaranty or pledge or grant of any lien or security interest made in connection with any obligations under the Underlying Instruments unless and until all amounts owing to Lender pursuant to the Underlying Instruments have been paid in full, the lien of the Deed of Trust has been released of record and all applicable time periods have expired during which a bankruptcy court could order Lender to disgorge moneys paid to it. The Guarantor hereby acknowledges that the waiver contained in the preceding sentence (the "SUBROGATION WAIVER") is given as an inducement to the Lender to enter into the Underlying Instruments and, in consideration of the Lender's willingness to enter into the Underlying Instruments, the Guarantor agrees not to amend or modify in any way the Subrogation Waiver without the Lender's prior written consent. If any amount shall be paid to the Guarantor on account of any claim set forth at any time when all of the obligations under the Underlying Instruments shall not have been paid or performed in full, such amount shall be held in trust by such Guarantor for the Lender's benefit, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Lender to be applied in whole or in part by the Lender against such obligations, whether matured or unmatured. Nothing contained herein is

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                                                                LOAN NO. 6518303


intended or shall be construed to give to the Guarantor any rights of subrogation or right to participate in any way in the Lender's rights, title or interest in the Underlying Instruments, notwithstanding any payments made by the Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.

     (b) In the event that the Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever the Borrower or any subsequent owner of the collateral securing the loan is now, or shall hereafter become, indebted to the Guarantor, Guarantor agrees that the amount of such sums and of such indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other amounts, at any time owing to the Lender under any of the Underlying Instruments and that Guarantor shall not be entitled to enforce or receive payment thereof until all such sums owing to the Lender have been paid. Nothing herein contained is intended or shall be construed to give to the Guarantor any right to participate in any way in the right, title or interest of the Lender in or to the collateral securing the loan, notwithstanding any payments made by the Guarantor under this Guaranty, all such rights of participation being hereby expressly waived and released.

     7. The Guarantor agrees that to the extent that Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made and the Guarantor shall be primarily liable for this obligation.

     8. The Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

     (a) The Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has duly authorized, executed, and delivered the same.

     (b) Neither the execution and delivery of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, decree, franchise, order or permit applicable to the Guarantor, or will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms

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                                                                LOAN NO. 6518303


of, any indenture, Deed of Trust, deed of trust, agreement or other instrument to which the Guarantor is a party or may be bound or subject.

     (c) No consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with the execution, delivery and performance of, this Guaranty or of any of the instruments or agreements herein referred to, or the taking of any action hereby contemplated.

     9. Guarantor is the sole member of Borrower, has personal knowledge of and is familiar with Borrower's business affairs, books and records and has the ability to direct the Borrower's financial decisions. Guarantor warrants that Borrower will perform its obligations under the Underlying Instruments in accordance with the terms and conditions thereof.

     10. Nothing herein contained shall in any manner affect the lien or priority of the Deed of Trust securing this Guaranty, and upon the occurrence of an Event of a Default (as defined by the Deed of Trust), the Lender may invoke any remedies it may have under the Underlying Instruments, or this Guaranty, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed an exhaustion of such remedy or remedies or a waiver of any other remedy or remedies and shall not be deemed an election of remedies. The Guarantor hereby specifically waives any defense to its performance under this Guaranty based upon an election of remedies by Lender, including but not limited to an election to foreclose pursuant to the terms of the any deed of trust or security agreement and pursue any other remedy which destroys, lessens or otherwise affects the Guarantor's subrogation rights and/or its rights to reimbursement from or to proceed against Borrower or any other person, when resulting from the judicial or nonjudicial foreclosure (under any deed of trust or security agreement) or the selling or otherwise disposing of or collecting or applying any property, real or personal, securing this Guaranty, or otherwise. The exercise by the Lender of any such remedies shall not release or discharge the Guarantor from its obligations hereunder unless and until the full amount of the Guaranteed Obligations secured as aforesaid have been fully paid and satisfied.

     11. This Guaranty shall remain in full force and effect until all obligations of the Borrower and Guarantor under the Underlying Instruments have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws. No delay on the part of the Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of the Guarantor to the Lender in any other respect at any other time. This Guaranty and the rights and obligations of the Lender and of the Guarantor hereunder shall be governed and construed in accordance with the laws of the State of Maryland and this Guaranty is binding upon the Guarantor, Guarantor's heirs, personal

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                                                                LOAN NO. 6518303


representatives, successors or assigns, and shall inure to the benefits of the Lender and its successors or assigns including (without limitation) any other holder at any time of the Underlying Instruments.

     12. The Guarantor acknowledges that a copy of the Underlying Instruments have been made available to the Guarantor and that the Guarantor is familiar with their contents. Guarantor affirmatively agrees that upon any transfer of the Trust Property in accordance with the provisions of the Deed of Trust, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Guaranty, but Guarantor will do so upon request by Lender.

     13. Any notice which any party hereto may desire or be required to give to the other shall be deemed to be adequate and sufficient notice if given in accordance with the notice provisions of the Deed of Trust.

     14. Each of the Guarantors (if more than one) whose signatures appear below shall be deemed to be bound by the provisions of this Guaranty and the Guaranteed Obligations, whether such signatures were affixed at the same or different times, and the term "GUARANTOR" as used herein shall be deemed to refer to each individually, as well as collectively, and each of the undersigned shall be jointly and severally liable for the Guaranteed Obligations hereunder, both personally and with recourse, irrespective of the recourse or non-recourse nature of the Underlying Instruments subject only to the provisions of paragraph 15 below. Guarantor agrees that if this Guaranty is placed in the hands of an attorney for enforcement, Guarantor will reimburse Lender all reasonable expenses incurred, including reasonable attorney's fees.

     15. The provisions of Paragraph 46 of the Deed of Trust are incorporated herein by this reference to the fullest extent as if the text of such paragraph were set forth in its entirety herein.

     16. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     17. The Recitals set forth above are hereby incorporated into this Guaranty by this reference as if fully set forth herein.

                   [Balance of Page Intentionally Left Blank]
                        [Signature Appears on Next Page]

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                                                                LOAN NO. 6518303


     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered under seal as of the date first written above.

                            INLAND WESTERN SEVERN, L.L.C.,
                            a Delaware limited liability company

                            By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its Sole Member


                                  By: /s/ Valerie Medina
                                     ----------------------------------
                                  Name: Valerie Medina
                                       --------------------------------
                                  Title: Asst. Secretary
                                        -------------------------------

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